NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS APRIL RESULTS

MAYFIELD VILLAGE, OHIO -- May 15, 2024 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended April 30, 2024:

April
(millions, except per share amounts and ratios; unaudited)	2024
Net premiums written	$6,178.0
Net premiums earned	$5,575.0
Net income	$420.3
Per share available to common shareholders	$0.72
Total pretax net realized gains (losses) on securities	$(266.1)
Combined ratio – current year	89.0
– prior year month	97.9
Average diluted equivalent common shares	587.4

In October 2023, we converted our monthly accounting closing calendar to align with the Gregorian calendar. We do not expect that this change will have a material impact on our reported quarterly and annual underwriting results but it may impact our year-over-year comparisons on monthly results from October 2023 through September 2024. Therefore, during this time period, we have modified and limited the content of the earnings release, compared to our historical reporting. See the Monthly Commentary at the end of this release and the October 2023 release, issued November 17, 2023, for further discussion on the closing calendar conversion.

	April 30,
(thousands; unaudited)	2024	2023	% Change
Policies in Force
Personal Lines
Agency – auto	8,720.5	8,337.1	5
Direct – auto	12,104.9	11,191.1	8
Total personal auto	20,825.4	19,528.2	7
Total special lines	6,152.7	5,715.9	8
Total Personal Lines	26,978.1	25,244.1	7
Total Commercial Lines	1,107.7	1,085.9	2
Total Property business	3,260.7	2,939.4	11
Companywide Total	31,346.5	29,269.4	7

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month and year-to-date periods ended April 30, 2024
(millions)
(unaudited)

	April 2024	Year-to-Date 2024	Comments on Monthly Results[1]
Net premiums written	$6,178.0	$25,140.2

Revenues:
Net premiums earned	$5,575.0	$21,723.6
Investment income	217.1	834.7
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(118.4)	(264.9)
Net holding period gains (losses) on securities	(147.7)	154.4
Total net realized gains (losses) on securities	(266.1)	(110.5)
Fees and other revenues	85.1	321.6
Service revenues	33.0	117.2
Total revenues	5,644.1	22,886.6

Expenses:
Losses and loss adjustment expenses	3,932.9	14,904.5
Policy acquisition costs	423.4	1,655.6
Other underwriting expenses	692.4	2,623.8
Investment expenses	2.5	8.2
Service expenses	35.6	127.7
Interest expense	23.2	92.8
Total expenses	5,110.0	19,412.6

Income before income taxes	534.1	3,474.0
Provision for income taxes	113.8	722.3
Net income	420.3	2,751.7

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(613.5)	(821.3)
Net unrealized losses on forecasted transactions	0	0.1
Foreign currency translation adjustment	0	(0.2)
Other comprehensive income (loss)	(613.5)	(821.4)
Total comprehensive income (loss)	$(193.2)	$1,930.3

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2023 audited consolidated financial statements included in our 2023 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended April 30, 2024
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	April	Year-to-Date
	2024	2024

Net income	$420.3	$2,751.7
Less: Preferred share dividends and other[1]	0	17.0
Net income available to common shareholders	$420.3	$2,734.7
Per common share:
Basic	$0.72	$4.67
Diluted	$0.72	$4.66

Comprehensive income (loss)	$(193.2)	$1,930.3
Less: Preferred share dividends and other[1]	0	17.0
Comprehensive income (loss) attributable to common shareholders	$(193.2)	$1,913.3
Per common share:
Diluted	$(0.33)	$3.26

Average common shares outstanding - Basic	585.5	585.4
Net effect of dilutive stock-based compensation	1.9	1.9
Total average equivalent common shares - Diluted	587.4	587.3

1 Includes the underwriting discounts and commissions on issuance, initial issuance costs, and excise tax related to the preferred share redemption in February 2024.

The following table sets forth the investment results for the period:
	April	Year-to-Date
	2024	2024	2023
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(1.0)%	(0.7)%	2.6%
Common stocks	(4.2)%	5.3%	8.9%
Total portfolio	(1.2)%	(0.4)%	2.9%

Pretax annualized investment income book yield	3.8%	3.7%	3.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended April 30, 2024
($ in millions)
(unaudited)

April 2024
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written[1]	$2,274.3	$2,667.3	$4,941.6	$946.7	$289.5	$6,178.0
Net Premiums Earned	$2,008.8	$2,446.1	$4,454.9	$876.1	$243.8	$5,575.0

GAAP Ratios
Loss/LAE ratio	68.0	71.0	69.6	68.9	87.6	70.3
Expense ratio	18.0	18.3	18.2	18.6	29.1	18.7
Combined ratio	86.0	89.3	87.8	87.5	116.7	89.0
Net catastrophe loss ratio[2]			2.7	0.6	35.1	3.8

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(10.2)
Current accident year						(14.1)
Calendar year actuarial adjustment	$(5.2)	$(9.5)	$(14.7)	$(4.3)	$(5.3)	$(24.3)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(10.2)
All other development						(3.3)
Total development						$(13.5)

Calendar year loss/LAE ratio						70.3
Accident year loss/LAE ratio						70.1

1 See Monthly Commentary at the end of this release for additional discussion.
2 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended April 30, 2024
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$8,673.1	$10,749.4	$19,422.5	$4,694.4	$1,022.9	$25,140.2
Net Premiums Earned	$7,866.5	$9,466.6	$17,333.1	$3,433.5	$956.6	$21,723.6

GAAP Ratios
Loss/LAE ratio	66.4	68.7	67.7	71.5	70.7	68.4
Expense ratio	17.9	17.5	17.7	19.2	28.7	18.4
Combined ratio	84.3	86.2	85.4	90.7	99.4	86.8
Net catastrophe loss ratio[1]			1.8	0.4	23.3	2.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(73.5)
Current accident year						18.6
Calendar year actuarial adjustment	$3.3	$6.7	$10.0	$(51.6)	$(13.3)	$(54.9)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(73.5)
All other development						71.4
Total development						$(2.1)

Calendar year loss/LAE ratio						68.4
Accident year loss/LAE ratio						68.4

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

April 30, 2024
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $67,225.4)	$64,122.4
Short-term investments (amortized cost: $1,240.4)	1,240.4
Total available-for-sale securities	65,362.8
Equity securities:
Nonredeemable preferred stocks (cost: $915.0)	865.9
Common equities (cost: $708.2)	3,058.8
Total equity securities	3,924.7
Total investments[2]	69,287.5
Net premiums receivable	14,473.3
Reinsurance recoverables (including $4,611.1 on unpaid loss and LAE reserves)	4,959.2
Deferred acquisition costs	1,880.7
Other assets	4,346.6
Total assets	$94,947.3

Unearned premiums	$23,634.0
Loss and loss adjustment expense reserves	35,224.5
Other liabilities[2]	7,572.2
Debt	6,890.0
Total liabilities	73,320.7
Shareholders’ equity	21,626.6
Total liabilities and shareholders’ equity	$94,947.3

Common shares outstanding	585.7
Common shares repurchased - actual	10,269
Average cost per common share	$209.92
Book value per common share	$36.92
Trailing 12-month return on average common shareholders’ equity
Net income	32.4%
Comprehensive income	30.2%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(3,074.2)
Increase (decrease) from March 2024	$(776.5)
Increase (decrease) from December 2023	$(1,039.6)
Debt-to-total capital ratio	24.2%
Fixed-income portfolio duration	3.2
Weighted average credit quality	AA- .
1 As of April 30, 2024, we held certain hybrid securities and recognized a change in fair value of $28.8 million as a realized loss during the period we held these securities.
2 At April 30, 2024, we had $138.2 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•As previously discussed, the conversion of our monthly accounting closing calendar to align with a traditional Gregorian calendar could create potential discrepancies when comparing inconsistent monthly accounting periods on a year-over-year basis through September 2024. While we are not disclosing monthly premium growth comparison for the month, when comparing April 2024 to the prior year, it should be noted that our fiscal April 2023 included 35 days, compared to 30 days in 2024, and, in addition, our Personal and Commercial Lines net premiums written included May 1, 2023, in fiscal April 2023, which is traditionally a large renewal volume day. Policies in force, which are not significantly impacted by the change in the accounting calendar, may be a better measure of growth on a monthly basis.
Events
We plan to release May results on Friday, June 14, 2024, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2023.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.